Securities and Exchange Commission
                             Washington, DC 20549

                       Rule 23c-2 Notice of Intention to
                               Redeem Securities

                                      of

                  Merrill Lynch Municipal Strategy Fund, Inc.
                            800 Scudders Mill Road
                             Plainsboro, NJ 08536

                                   under the

                        Investment Company Act of 1940

                       Securities Act File No. 33-64311
                   Investment Company Act File No. 811-7203


(1)  Title of the class of securities to be redeemed:

             Auction Market Preferred Stock, Series A, par value of $.10 per share, liquidation preference of $25,000 per share (the "Series A AMPS").

(2)  Date on which the securities may be called or redeemed:
     September 15, 1998.

             On July 21, 1998, Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") will commence a tender offer for 2,000,000 shares of its common stock (the "Tender Offer"). The Tender Offer will terminate on August 17, 1998, unless extended. As required by the Fund's Articles Supplementary (the "Articles Supplementary"), at the conclusion of such tender offer, the Fund may be required to redeem shares of its Series A AMPS in order to comply with asset coverage tests required under the Investment Company Act of 1940, as amended, and by rating agencies, each as detailed in the Articles Supplementary (collectively, the "Asset Coverage Tests"). If Series A AMPS must be redeemed, the Series A AMPS will be called for redemption pursuant to a notice mailed to each holder of Series A AMPS to be redeemed and published in The Wall Street Journal on or
                                       -----------------------
             about July 21, 1998. On such date the Fund will deposit with IBJ Schroder Bank & Trust Company, the auction agent for the Series A AMPS (the "Auction Agent"), cash or securities at least equal to the redemption payment for the Series A AMPS to be redeemed along with irrevocable instructions and authority to pay the redemption price to the holders of such Series A AMPS in accordance with the Articles Supplementary. Alternatively, the Fund may establish a segregated account for the benefit of the Auction Agent with its custodian bank consisting of cash or securities at least equal to the redemption payment in accordance with the Articles Supplementary. Payment to the holders of redeemed Series A AMPS will occur on or about September 15, 1998. Pursuant to Section 4(c) of the Articles Supplementary, on the date of the irrevocable deposit of the redemption payment with the Auction Agent, or the establishment of the segregated account with the Fund's custodian, the Series A AMPS relating to such deposit will no longer be deemed outstanding.

(3) Applicable provisions of the governing instrument pursuant to which the securities are to be redeemed:

             The Series A AMPS are to be redeemed in accordance with
             Section 4 of the Articles Supplementary, which document is filed as Exhibit A to this notice and is incorporated herein by reference.

(4) The principal amount or number of shares and the basis upon which the securities to be redeemed are to be selected:

             As described above, the Fund will redeem, in whole or in part, such number of Series A AMPS outstanding so as to comply with the Asset Coverage Tests. The actual number of Series A AMPS cannot currently be determined as such number is a function of the net asset value of the common stock at the time of redemption and the number of shares of common stock tendered in the Tender Offer.

             Any Series A AMPS redeemed will be redeemed in accordance with Section 4 of the Articles Supplementary, which provides that in the event that less than all the outstanding Series A AMPS are to be redeemed and there is more than one holder of such shares, the shares to be redeemed shall be selected by lot or such other method as the Fund may deem fair and equitable.

Exhibit A:   Articles Supplementary of Merrill Lynch Municipal
             Strategy Fund, Inc.






                              Signature
                              ---------

     Pursuant to the requirements of Rule 23c-2, Merrill Lynch Municipal Strategy Fund, Inc. has duly caused this Notice of Intention to Redeem Securities pursuant to Rule 23c-2 under the Investment Company Act of 1940 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Plainsboro and the State of New Jersey on this 7th day of July l, 1998.

                                              MERRILL LYNCH MUNICIPAL
                                               STRATEGY FUND, INC.


                                              By: /s/ Arthur Zeikel
                                                 --------------------------
                                                      Name:   Arthur Zeikel
                                                      Title:  President






                                                                     Exhibit A


                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                Articles Supplementary creating five series of

                        Auction Market Preferred Stock<FN 1>R


     MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the

"Corporation"), certifies to the State Department of Assessments and Taxation

of Maryland that:


     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by article fifth of its Charter, the Board of Directors has reclassified 40,000 authorized and unissued shares of common stock of the

Corporation as preferred stock of the Corporation and has authorized the issuance of five series of preferred stock, par value $.10 per share,

liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, to be designated respectively: Auction Market Preferred Stock, Series A; Auction

Market Preferred Stock, Series B; Auction Market Preferred Stock, Series C;

Auction Market Preferred Stock, Series D; and Auction Market Preferred Stock,

Series E.


     SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each such series of preferred stock are as follows:

-----------------------
<FN 1>R    Registered trademark of Merrill Lynch & Co., Inc.





                                  DESIGNATION

     SERIES A: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon,

is hereby designated "Auction Market Preferred Stock, Series A." Each share of

Auction Market Preferred Stock, Series A (sometimes referred to herein as

"Series A AMPS") shall be issued on a date to be determined by the Board of

Directors of the Corporation or pursuant to their delegated authority; have an

Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the

Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles

Supplementary. The Auction Market Preferred Stock, Series A shall constitute a separate series of preferred stock of the Corporation, and each share of

Auction Market Preferred Stock, Series A shall be identical.


     SERIES B: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon,

is hereby designated "Auction Market Preferred Stock, Series B." Each share of

Auction Market Preferred Stock, Series B (sometimes referred to herein as

"Series B AMPS") shall be issued on a date to be determined by the Board of

Directors of the Corporation or pursuant to their delegated authority; have an

Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the

Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles

Supplementary. The Auction Market Preferred Stock, Series B shall constitute a separate series of preferred stock of the Corporation, and each share of

Auction Market Preferred Stock, Series B shall be identical.


     SERIES C: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series C." Each share of

Auction Market Preferred Stock, Series C (sometimes referred to herein as

"Series C AMPS") shall be issued on a date to be determined by the Board of

Directors of the Corporation or pursuant to their delegated authority; have an

Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the

Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles

Supplementary. The Auction Market Preferred Stock, Series C shall constitute a separate series of preferred stock of the Corporation, and each share of

Auction Market Preferred Stock, Series C shall be identical.


     SERIES D: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series D." Each share of

Auction Market Preferred Stock, Series D (sometimes referred to herein as

"Series D AMPS") shall be issued on a date to be determined by the Board of

Directors of the Corporation or pursuant to their delegated authority; have an

Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the

Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles

Supplementary. The Auction Market Preferred Stock, Series D shall constitute a separate series of preferred stock of the Corporation, and each share of

Auction Market Preferred Stock, Series D shall be identical.


     SERIES E: A series of 8,000 shares of preferred stock, par value $.10 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon is hereby designated "Auction Market Preferred Stock, Series E." Each share of

Auction Market Preferred Stock, Series E (sometimes referred to herein as

"Series E AMPS") shall be issued on a date to be determined by the Board of

Directors of the Corporation or pursuant to their delegated authority; have an

Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Directors of the

Corporation or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Articles

Supplementary. The Auction Market Preferred Stock, Series E shall constitute a separate series of preferred stock of the Corporation, and each share of

Auction Market Preferred Stock, Series E shall be identical.


     1.   Definitions. a. Unless the context or use indicates another or
          -----------

different meaning or intent, in these Articles Supplementary the following terms have the following meanings, whether used in the singular or plural:



          "'AA' Composite Commercial Paper Rate," on any date of

determination, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day

immediately preceding such date, or (ii) in the event that the Federal Reserve

Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill

Lynch, Pierce, Fenner & Smith Incorporated or its successors that are

Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial

Paper Dealers does not quote a rate required to determine the "AA" Composite

Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any

Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers

selected by the Corporation to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period Days shall be

(i) 7 or more but fewer than 49 days, such rate shall be the Interest

Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days,

such rate shall be the arithmetic average of the Interest Equivalent on the

60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days,

such rate shall be the arithmetic average of the Interest Equivalent of the

90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days,

such rate shall be the arithmetic average of the Interest Equivalent of the

120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.


          "Accountant's Confirmation" has the meaning set forth in paragraph

7(c) of these Articles Supplementary.


          "Additional Dividend" has the meaning set forth in paragraph 2(e) of these Articles Supplementary.


          "Adviser" means the Corporation's investment adviser which initially shall be Fund Asset Management, L.P.


          "Affiliate" means any Person, other than Merrill Lynch, Pierce,

Fenner & Smith Incorporated or its successors, known to the Auction Agent to be controlled by, in control of, or under common control with, the

Corporation.


          "Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or a

Potential Beneficial Owner.



          "AMPS" means, as the case may be, the Auction Market Preferred

Stock, Series A; Auction Market Preferred Stock, Series B; Auction Market

Preferred Stock, Series C; Auction Market Preferred Stock, Series D; or

Auction Market Preferred Stock, Series E.


          "AMPS Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS of each series and Other AMPS Outstanding on such Valuation Date multiplied by the sum of (a) $25,000 and (b) any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS and Other AMPS Outstanding, in each case,

to (but not including) the end of the current Dividend Period for each series of AMPS that follows such Valuation Date in the event the then current

Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current

Dividend Period will not end within 49 calendar days of such Valuation Date;

(C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of

28 or fewer days on any shares of AMPS and Other AMPS Outstanding from the end of such Dividend Period through the 49th day after such Valuation Date,

multiplied by the larger of the Moody's Volatility Factor and the S&P

Volatility Factor, determined from time to time by Moody's and S&P,

respectively (except that if such Valuation Date occurs during a Non-Payment

Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of the Corporation's Maximum Potential Additional Dividend Liability as

of such Valuation Date; (F) any amounts payable for shares of Common Stock accepted for repurchase at their net asset value pursuant to tender offers by the Corporation; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, and immediately upon determination, any amounts due and payable by the Corporation pursuant to repurchase agreements and any amounts payable for

Municipal Bonds purchased as of such Valuation Date) less (ii) either (A) the

Discounted Value of any of the Corporation's assets, or (B) the face value of any of the Corporation's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in

both cases irrevocably deposited by the Corporation for the payment of the amount needed to redeem shares of AMPS subject to redemption or any of (i)(B)

through (i)(G).


          "AMPS Basic Maintenance Cure Date," with respect to the failure by the Corporation to satisfy the AMPS Basic Maintenance Amount (as required by paragraph 7(a) of these Articles Supplementary) as of a given Valuation Date,

means the sixth Business Day following such Valuation Date.


          "AMPS Basic Maintenance Report" means a report signed by any of the

President, Treasurer, any Senior Vice President or any Vice President of the

Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the AMPS Basic Maintenance Amount.


          "Anticipation Notes" shall mean the following Municipal Bonds:

revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.


          "Applicable Percentage" has the meaning set forth in paragraph

10(a)(vii) of these Articles Supplementary.


          "Applicable Rate" means the rate per annum at which cash dividends are payable on the AMPS or Other AMPS, as the case may be, for any Dividend

Period.


          "Auction" means a periodic operation of the Auction Procedures.


          "Auction Agent" means IBJ Schroder Bank & Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Corporation or a duly authorized committee thereof enters into an agreement with the

Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS and Other AMPS.


          "Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 10 of these Articles Supplementary.


         "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.


          "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 10 of these Articles Supplementary, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.


          "Broker-Dealer Agreement" means an agreement between the Auction

Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 10 of these Articles

Supplementary.


          "Business Day" means a day on which the New York Stock Exchange,

Inc. is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.


          "Charter" means the Articles of Incorporation, as amended and supplemented (including these Articles Supplementary), of the Corporation on file in the State Department of Assessments and Taxation of Maryland.


          "Code" means the Internal Revenue Code of 1986, as amended.


          "Commercial Paper Dealers" means Merrill Lynch, Pierce,

Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof,

their respective affiliates or successors.


          "Common Stock" means the common stock, par value $.10 per share, of the Corporation.


          "Corporation" means Merrill Lynch Municipal Strategy Fund, Inc., a

Maryland corporation.


          "Date of Original Issue" means, with respect to any share of AMPS or

Other AMPS, the date on which the Corporation originally issues such share.


          "Deposit Securities" means cash and Municipal Bonds rated at least

A, P-1, VMIG-1 or MIG-1 by Moody's or A, A-1+ or SP-1+ by S&P.


          "Discounted Value" means (i) with respect to an S&P Eligible Asset,

the quotient of the Market Value thereof divided by the applicable S&P

Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the Market Value thereof divided by the applicable

Moody's Discount Factor.


          "Dividend Payment Date," with respect to AMPS, has the meaning set forth in paragraph 2(b)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.


          "Dividend Period" means the Initial Dividend Period, any 7-Day

Dividend Period, any 28-Day Dividend Period and any Special Dividend Period.


          "Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Corporation that is listed as the holder of record of shares of AMPS in the Stock Books.


          "Forward Commitment" has the meaning set forth in paragraph 8(c) of these Articles Supplementary.


          "Holder" means a Person identified as a holder of record of shares of AMPS in the Stock Register.


          "Independent Accountant" means a nationally recognized accountant,

or firm of accountants, that is, with respect to the Corporation, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.


          "Initial Dividend Payment Date" means the Initial Dividend Payment

Date as determined by the Board of Directors of the Corporation with respect to each series of AMPS or other AMPS, as the case may be.


          "Initial Dividend Period," with respect to each series of AMPS, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.


          "Initial Dividend Rate," with respect to each series of AMPS, means the rate per annum applicable to the Initial Dividend Period for such series of AMPS and, with respect to Other AMPS, has the equivalent meaning.


          "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.


          "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.


          "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.


          "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.


          "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.


          "Market Value" of any asset of the Corporation shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security,

the security shall be valued at the lower of two dealer bids obtained by the

Corporation from dealers who are members of the National Association of

Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.


     "Maximum Applicable Rate," with respect to AMPS, has the meaning set forth in paragraph 10(a)(vii) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.


     "Maximum Potential Additional Dividend Liability," as of any Valuation

Date, means the aggregate amount of Additional Dividends that would be due if the Corporation were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Corporation, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.


     "Moody's" means Moody's Investors Service, Inc. or its successors.


     "Moody's Discount Factor" means, for purposes of determining the

Discounted Value of any Municipal Bond which constitutes a Moody's Eligible

Asset, the percentage determined by reference to (a) the rating by Moody's or

S&P on such Bond and (b) the Moody's Exposure Period, in accordance with the table set forth below:


                                                                       Rating Category
                                     ---------------------------------------------------------------------------

    Moody's Exposure Period            Aaa*      Aa*      A*      Baa*     Other**     VM1G-1***      SP-1+***
    -----------------------            ----      ---      --      ----     -------     ---------      --------

7 weeks or less................        151%     159%     168%     202%       229%        136%           148%

8 weeks or less but                     154      164      173     205        235          137           149
  greater than seven weeks.....

9 weeks or less but                     158      169      179     209        242          138           150
  greater than eight weeks.....


------------------
         *     Moody's rating.

         **    Municipal Bonds not rated by Moody's but rated BBB-, BBB or
         BBB+ by S&P.

         *** Municipal Bonds rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated SP-1+ or A-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating. For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.


     Notwithstanding the foregoing, (i) no Moody's Discount Factor will be applied to short-term Municipal Bonds so long as such Municipal Bonds are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and the Moody's

Discount Factor for such Bonds will be 125% if such Bonds are not rated by

Moody's but are rated A-1+ or SP-1+ or AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period, and (ii) no

Moody's Discount Factor will be applied to cash or to Receivables for

Municipal Bonds Sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for

Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Bonds

sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five Business Days of such Valuation Date but do not comply with either of conditions (x) or (y) of the preceding clause

(i).


     "Moody's Eligible Asset" means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB- by S&P (provided that, for purposes of determining the Moody's

Discount Factor applicable to any such S&P-rated Municipal Bond, such

Municipal Bond (excluding any short-term Municipal Bond) will be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and (iv)

is part of an issue of Municipal Bonds of at least $10,000,000. In addition,

Municipal Bonds in the Corporation's portfolio must be within the following diversification requirements in order to be included within Moody's Eligible

Assets:


       Rating                Minimum             Maximum         Maximum State
       ------               Issue Size         Underlying       or Territory
                           ($ Millions)     Obligor (%) (1)     Concentration
                           ------------     ---------------      (%) (1) (3)
                                                                -------------

Aaa...................          10                100                100
Aa....................          10                 20                 60
A.....................          10                 10                 40
Baa...................          10                  6                 20
Other (2).............          10                  4                 12

----------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2)  Municipal Bonds not rated by Moody's but rated BBB-, BBB or BBB+ by S&P.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.


For purposes of the maximum underlying obligor requirement described above,

any Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.


     When the Corporation sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Bond will constitute a Moody's

Eligible Asset and the amount the Corporation is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Corporation purchases a Municipal

Bond and agrees to sell it at a future date to another party, cash receivable by the Corporation thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.


     Notwithstanding the foregoing, an asset will not be considered a Moody's

Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward

Commitment or (iv) irrevocably deposited by the Corporation for the payment of dividends or redemption.


     "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and shall initially be the period commencing on and including a given Valuation Date and ending 48 days thereafter.


     "Moody's Hedging Transactions" has the meaning set forth in paragraph

8(b) of these Articles Supplementary.


     "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:


           % Change in
           Marginal Tax                    Moody's Volatility
               Rate                             Factor
           ------------                    ------------------

                >5%                              292%
                -
           >5% but <10%                          313%
                   -
           >10% but <15%                         338%
                    -
           >15% but <20%                         364%
                    -
           >20% but <25%                         396%
                    -
           >25% but <30%                         432%
                    -
           >30% but <35%                         472%
                    -
           >35% but <40%                         520%
                    -

Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the

Corporation in writing is applicable.


     "Municipal Bonds" means "Municipal Bonds" as defined in the Corporation's

Registration Statement on Form N-2 (File No. 811-7203) relating to the AMPS on file with the Securities and Exchange Commission, as such Registration

Statement may be amended from time to time, as well as short-term municipal obligations.


     "Municipal Index" has the meaning set forth in paragraph 8(a) of these

Articles Supplementary.


     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


     "1940 Act AMPS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all outstanding shares of AMPS and Other AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock).


     "1940 Act Cure Date," with respect to the failure by the Corporation to maintain the 1940 Act AMPS Asset Coverage (as required by paragraph 6 of these

Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.


     "Non-Call Period" has the meaning set forth under the definition of

"Specific Redemption Provisions".


     "Non-Payment Period" means, with respect to each series of AMPS, any period commencing on and including the day on which the Corporation shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of these Articles Supplementary) within three

Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment

Date, the full amount of any dividend on shares of AMPS payable on such

Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such

Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of AMPS called for redemption, the Mandatory Redemption

Price per share of such AMPS or, in the case of an optional redemption, the

Optional Redemption Price per share, and ending on and including the Business

Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment

Period shall not end unless the Corporation shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Stock Books) and the Securities Depository. Notwithstanding the foregoing,

the failure by the Corporation to deposit funds as provided for by clauses

(ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment

Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Articles Supplementary, shall not constitute a "Non-Payment Period."


     "Non-Payment Period Rate" means, initially, 200% of the applicable

Reference Rate (or 275% of such rate if the Corporation has provided notification to the Auction Agent prior to the Auction establishing the

Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Corporation shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Corporation

determines and Moody's and S&P (and any Substitute Rating Agency in lieu of

Moody's or S&P in the event either of such parties shall not rate the AMPS)

advise the Corporation in writing that such adjustment, modification,

alteration or change will not adversely affect their then current ratings on the AMPS.


     "Normal Dividend Payment Date" has the meaning set forth in paragraph

2(b)(i) of these Articles Supplementary.


     "Notice of Redemption" means any notice with respect to the redemption of shares of AMPS pursuant to paragraph 4 of these Articles Supplementary.


     "Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii)

of these Articles Supplementary.


     "Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.


     "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends plus any applicable redemption premium attributable to the designation of a Premium

Call Period.


     "Other AMPS" means the auction rate preferred stock of the Corporation,

other than the AMPS.


     "Outstanding" means, as of any date (i) with respect to AMPS, shares of

AMPS theretofore issued by the Corporation except, without duplication, (A)

any shares of AMPS theretofore cancelled or delivered to the Auction Agent for cancellation, or redeemed by the Corporation, or as to which a Notice of

Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Corporation pursuant to paragraph 4(c)

and (B) any shares of AMPS as to which the Corporation or any Affiliate thereof shall be an Existing Holder, provided that shares of AMPS held by an

Affiliate shall be deemed outstanding for purposes of calculating the AMPS

Basic Maintenance Amount and (ii) with respect to shares of other Preferred

Stock, has the equivalent meaning.


     "Parity Stock" means the AMPS and each other outstanding series of

Preferred Stock the holders of which, together with the holders of the AMPS,

shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.


     "Person" means and includes an individual, a partnership, a corporation,

a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.


     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a

Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.


     "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Corporation, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder,

additional shares of AMPS).


     "Preferred Stock" means the preferred stock, par value $.10 per share, of the Corporation, and includes AMPS and Other AMPS.


     "Premium Call Period" has the meaning set forth under the definition of

"Specific Redemption Provisions".


     "Pricing Service" means J.J. Kenny or any pricing service designated by the Board of Directors of the Corporation provided the Corporation obtains written assurance from S&P and Moody's that such designation will not impair the rating then assigned by S&P and Moody's to the AMPS.


     "Quarterly Valuation Date" means the twenty-fifth day of the last month of each fiscal quarter of the Corporation (or, if such day is not a Business

Day, the next succeeding Business Day) in each fiscal year of the Corporation,

commencing April 25, 1996.


     "Receivables for Municipal Bonds Sold" for Moody's has the meaning set forth under the definition of Moody's Discount Factor, and for S&P has the meaning set forth under the definition of S&P Discount Factor.


     "Reference Rate" means: (i) with respect to a Dividend Period or a Short

Term Dividend Period having 28 or fewer days, the higher of the applicable

"AA" Composite Commercial Paper Rate and the Taxable Equivalent of the

Short-Term Municipal Bond Rate, (ii) with respect to any Short Term Dividend

Period having more than 28 but fewer than 183 days, the applicable "AA"

Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend

Period having 183 or more but fewer than 364 days, the applicable U.S.

Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.


     "Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of these Articles Supplementary.


     "Response" has the meaning set forth in paragraph 2(c)(iii) of these

Articles Supplementary.


     "Retroactive Taxable Allocation" has the meaning set forth in paragraph

2(e) of these Articles Supplementary.


     "Right," with respect to each series of AMPS, has the meaning set forth in paragraph 2(e) of these Articles Supplementary and, with respect to Other

AMPS, has the equivalent meaning.


     "S&P" means Standard & Poor's Ratings Group or its successors.


     "S&P Discount Factor" means, for purposes of determining the Discounted

Value of any Municipal Bond which constitutes an S&P Eligible Asset, the percentage determined by reference to (a) the rating by S&P or Moody's on such

Bond and (b) the S&P Exposure Period, in accordance with the tables set forth below:


                                               Rating Category
                                               ---------------

S&P Exposure Period            AAA*           AA*          A*             BBB*
-------------------            ----           ---          --             ----

40 Business Days               190%           195%         210%           250%
22 Business Days               170            175          190            230
10 Business Days               155            160          175            215
7  Business Days               150            155          170            210
3  Business Days               130            135          150            190

-----------
*  S&P rating.


     Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term

Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+

or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated

VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal

Bonds rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible

Assets and (ii) no S&P Discount Factor will be applied to cash or to

Receivables for Municipal Bonds Sold. "Receivables for Municipal Bonds Sold,"

for purposes of calculating S&P's Eligible Assets as of any Valuation Date,

means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated

SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.


     "S&P Eligible Asset" means cash, Receivables for Municipal Bonds Sold or a Municipal Bond that (i) is issued by any of the 50 states, the territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance), (ii) is interest bearing and pays interest at least semi-annually; (iii) is payable with respect to principal and interest in

United States Dollars; (iv) is publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes which must be rated by S&P to be included in S&P Eligible

Assets, if not rated by S&P but rated by Moody's, is rated at least A by

Moody's (provided that such Moody's-rated Municipal Bonds will be included in

S&P Eligible Assets only to the extent the Market Value of such Municipal

Bonds does not exceed 50% of the aggregate Market Value of the S&P Eligible

Assets; and further provided that, for purposes of determining the S&P

Discount Factor applicable to any such Moody's-rated Municipal Bond, such

Municipal Bond will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (v) is not subject to a covered call or covered put option written by the Corporation; (vi) is not part of a private placement of Municipal Bonds; and (vii) is part of an issue of

Municipal Bonds with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below

$10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Notwithstanding the foregoing:


          i. Municipal Bonds of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 10% of the aggregate Market Value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Bonds exceeds 5% of the aggregate Market Value of the S&P Eligible Assets;


          ii. Municipal Bonds guaranteed or insured by any one bond insurer will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 25% of the aggregate Market Value of the S&P Eligible Assets; and


          iii. Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Bonds does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.


     "S&P Exposure Period" means the maximum period of time following a

Valuation Date, including the Valuation Date and the AMPS Basic Maintenance

Cure Date, that the Corporation has under these Articles Supplementary to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount (as described in paragraph 7(a) of these Articles Supplementary).


     "S&P Hedging Transactions" has the meaning set forth in paragraph 8(a) of these Articles Supplementary.


     "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Corporation in writing is applicable.


     "Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Corporation as securities depository for the shares of AMPS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of AMPS.


     "Service" means the United States Internal Revenue Service.


     "7-Day Dividend Period" means, with respect to Series A AMPS, Series B

AMPS and Series C AMPS, a Dividend Period consisting of seven days.


     "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven in the case of Series A AMPS,

Series B AMPS and Series C AMPS and other than 28 in the case of Series D AMPS and Series E AMPS), evenly divisible by seven and not fewer than seven nor more than 364.


     "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven in the case of Series A AMPS,

Series B AMPS and Series C AMPS and other than 28 in the case of Series D AMPS and Series E AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).


     "Specific Redemption Provisions" means, with respect to a Special

Dividend Period either, or any combination of, (i) a period (a "Non-Call

Period") determined by the Board of Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Corporation and (ii) a period (a "Premium Call

Period"), consisting of a number of whole years and determined by the Board of

Directors of the Corporation, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Corporation's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of

Directors of the Corporation after consultation with the Auction Agent and the

Broker-Dealers.


     "Stock Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of

Existing Holders of the AMPS.


     "Stock Register" means the register of Holders maintained on behalf of the Corporation by the Auction Agent in its capacity as transfer agent and registrar for the AMPS.


     "Subsequent Dividend Period," with respect to AMPS, has the meaning set forth in paragraph 2(c)(i) of these Articles Supplementary and, with respect to Other AMPS, has the equivalent meaning.


     "Substitute Commercial Paper Dealers" means such Substitute Commercial

Paper Dealer or Dealers as the Corporation may from time to time appoint or,

in lieu of any thereof, their respective affiliates or successors.


     "Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Merrill

Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors,

after consultation with the Corporation, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of AMPS.


     "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny

Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New

York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information

Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time,

on such date by Kenny Information Systems Inc. or any successor, the Taxable

Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of

(A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day,

divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The

Corporation may not utilize a successor index to the Kenny Index unless

Moody's and S&P provide the Corporation with written confirmation that the use of such successor index will not adversely affect the then current respective

Moody's and S&P ratings of the AMPS.


     "Treasury Bonds" has the meaning set forth in paragraph 8(a) of these

Articles Supplementary.


     "28-Day Dividend Period" means, with respect to Series D AMPS and Series

E AMPS, a Dividend Period consisting of 28 days.


     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New

York in its Composite 3:30 P.M. Quotations for U.S. Government Securities

report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury

Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date,

obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.


     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon

Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the

Business Day immediately preceding such date by the Federal Reserve Bank of

New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities

report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury

Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.


     "Valuation Date" means, for purposes of determining whether the

Corporation is maintaining the AMPS Basic Maintenance Amount, each Business

Day commencing with the Date of Original Issue.


     "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Corporation, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment)

from time to time as the price of such futures contract fluctuates.


     b. The foregoing definitions of Accountant's Confirmation, AMPS Basic

Maintenance Amount, AMPS Basic Maintenance Cure Date, AMPS Basic Maintenance

Report, Deposit Securities, Discounted Value, Independent Accountant, Initial

Margin, Market Value, Maximum Potential Additional Dividend Liability, Moody's

Discount Factor, Moody's Eligible Asset, Moody's Exposure Period, Moody's

Hedging Transactions, Moody's Volatility Factor, S&P Discount Factor, S&P

Eligible Asset, S&P Exposure Period, S&P Hedging Transactions, S&P Volatility

Factor, Valuation Date and Variation Margin have been determined by the Board of Directors of the Corporation in order to obtain a "aaa" rating from Moody's and a AAA rating from S&P on the AMPS on their Date of Original Issue; and the

Board of Directors of the Corporation shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's and S&P or any Substitute Rating Agency advises the Corporation in writing that such amendment, alteration or repeal will not adversely affect their then current ratings on the AMPS.


     2.   Dividends. a. The Holders shall be entitled to receive, when, as and
          ---------
if declared by the Board of Directors of the Corporation, out of funds legally available therefor, cumulative dividends each consisting of (i) cash at the

Applicable Rate, (ii) a Right to receive cash as set forth in paragraph 2(e)

below, and (iii) any additional amounts as set forth in paragraph 2(f) below,

and no more, payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends declared and payable on the Common Stock, and

(ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Corporation's investments. To the extent permitted under the Code, dividends on shares of AMPS will be designated as exempt-interest dividends. For the purposes of this section, the term "net tax-exempt income" shall exclude capital gains of the Corporation.


     b. (1) Cash dividends on shares of AMPS shall accumulate from the Date of

Original Issue and shall be payable, when, as and if declared by the Board of

Directors, out of funds legally available therefor, commencing on the Initial

Dividend Payment Date with respect to each series of AMPS. Following the

Initial Dividend Payment Date for each series of AMPS, dividends on each series of AMPS will be payable, at the option of the Corporation, either (i)

with respect to any 7-Day Dividend Period, any 28-Day Dividend Period and any

Short Term Dividend Period of 35 or fewer days on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term

Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such

Normal Dividend Payment Date is not a Business Day, then (i) the Dividend

Payment Date shall be the first Business Day next succeeding such Normal

Dividend Payment Date if such Normal Dividend Payment Date is a Monday,

Tuesday, Wednesday or Thursday, or (ii) the Dividend Payment Date shall be the first Business Day next preceding such Normal Dividend Payment Date if such

Normal Dividend Payment Date is a Friday. Although any particular Dividend

Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The

Initial Dividend Period, 7-Day Dividend Periods, 28-Day Dividend Periods and

Special Dividend Periods are hereinafter sometimes referred to as Dividend

Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."


     (2) Each dividend shall be paid to the Holders as they appear in the

Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past

Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock

Register on a date, not exceeding 15 days prior to the payment date therefor,

as may be fixed by the Board of Directors of the Corporation.


     c.   (1) During the period from and including the first Date of Original

Issue for each series of AMPS to but excluding the Initial Dividend Payment

Date for each series of AMPS (the "Initial Dividend Period"), the Applicable

Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend

Payment Date for each series of AMPS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"),

which Subsequent Dividend Period shall commence on and include a Dividend

Payment Date and shall end on and include the calendar day prior to the next

Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.


     The Applicable Rate for each Dividend Period commencing during a

Non-Payment Period shall be equal to the Non-Payment Period Rate; and each

Dividend Period, commencing after the first day of, and during, a Non-Payment

Period shall be a 7-Day Dividend Period in the case of Series A AMPS, Series B

AMPS and Series C AMPS and a 28-Day Dividend Period in the case of Series D

AMPS and Series E AMPS, provided that if the preceding Dividend Period for

Series D AMPS or Series E AMPS is a Special Dividend Period of less than 28 days, the Dividend Period commencing during a Non-Payment Period will be the same length as such preceding Dividend Period. Except in the case of the willful failure of the Corporation to pay a dividend on a Dividend Payment

Date or to redeem any shares of AMPS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment

Date, the Corporation has declared such dividend payable on such Dividend

Payment Date to the Holders of such shares of AMPS as of 12:00 noon, New York

City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of AMPS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon,

New York City time, on any of the first three Business Days after such

Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Corporation to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable

Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any

Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.


     (2)  The amount of cash dividends per share of any series of AMPS payable

(if declared) on the Initial Dividend Payment Date, each 7-Day Dividend

Period, each 28-Day Dividend Period and each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend

Period or part thereof that such share was outstanding and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend

Period, the amount of cash dividends per share of AMPS payable (if declared)

on any Dividend Payment Date shall be computed by multiplying the Applicable

Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.


     (3)  With respect to each Dividend Period that is a Special Dividend

Period, the Corporation may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend

Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of AMPS be a number of days (other than seven in the case of Series A AMPS, Series B AMPS and Series C AMPS and other than 28 in the case of Series D AMPS and Series E AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Corporation may not give a Request for Special

Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction,

Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full.

Such Request for Special Dividend Period, in the case of a Short Term Dividend

Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the

AMPS. Upon receiving such Request for Special Dividend Period, the

Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Corporation issue a Notice of Special Dividend

Period for the series of AMPS as contemplated by such Request for Special

Dividend Period and the Optional Redemption Price of the AMPS during such

Special Dividend Period and the Specific Redemption Provisions and shall give the Corporation and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction

Date. In making such determination the Broker-Dealer(s) will consider (1)

existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the AMPS, (4) industry and financial conditions which may affect the AMPS, (5) the investment objective of the Corporation, and (6)

the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Corporation and the Auction Agent a

Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Corporation give a Notice of Special Dividend Period for the series of AMPS, the Corporation may not give a Notice of Special Dividend Period in respect of such Request for

Special Dividend Period. In the event the Response indicates that it is advisable that the Corporation give a Notice of Special Dividend Period for the series of AMPS, the Corporation may by no later than the second Business

Day prior to such Auction Date give a notice (a "Notice of Special Dividend

Period") to the Auction Agent, the Securities Depository and each

Broker-Dealer which notice will specify (i) the duration of the Special

Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as

specified in the related Response. The Corporation shall also provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Corporation

shall not give a Notice of Special Dividend Period and, if the Corporation has

given a Notice of Special Dividend Period, the Corporation is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the

1940 Act AMPS Asset Coverage is not satisfied or the Corporation shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance

Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Corporation is an approximately equal rate for securities similar to the AMPS with an equal dividend period), provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the

Broker-Dealer(s) jointly advise the Corporation that after consideration of the factors listed above they have concluded that it is advisable to give a

Notice of Revocation. The Corporation shall also provide a copy of such Notice of Revocation to Moody's and S&P. If the Corporation is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Corporation gives a

Notice of Revocation with respect to a Notice of Special Dividend Period for any series of AMPS, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period in the case of Series A AMPS, Series B AMPS and

Series C AMPS and a 28-Day Dividend Period in the case of Series D AMPS and

Series E AMPS, provided that if the then current Dividend Period for Series D

AMPS or Series E AMPS is a Special Dividend Period of less than 28 days, the next succeeding Dividend Period for such series of AMPS will be the same length as such current Dividend Period. In addition, in the event Sufficient

Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day

Dividend Period (in the case of Series A AMPS, Series B AMPS and Series C

AMPS) or a 28-Day Dividend Period (in the case of Series D AMPS and Series E

AMPS) and the Corporation may not again give a Notice of Special Dividend

Period for the AMPS (and any such attempted notice shall be null and void)

until Sufficient Clearing Bids have been made in an Auction with respect to a

7-Day Dividend Period (in the case of Series A AMPS, Series B AMPS and Series

C AMPS) or a 28-Day Dividend Period (in the case of Series D AMPS and Series E

AMPS).


     d.   (1) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of AMPS (except for

Additional Dividends as provided in paragraph 2(e) hereof and additional payments as provided in paragraph 2(f) hereof). Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of AMPS that may be in arrears.


     (2)  For so long as any share of AMPS is Outstanding, the Corporation shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of AMPS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the

Corporation ranking junior to or on a parity with the shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Corporation ranking junior to the shares of AMPS as to dividends and upon liquidation) or any other such Parity Stock (except by conversion into or exchange for stock of the Corporation ranking junior to or on a parity with the shares of AMPS as to dividends and upon liquidation), unless (A)

immediately after such transaction, the Corporation shall have S&P Eligible

Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount and the Corporation shall maintain the 1940 Act AMPS Asset Coverage, (B) full cumulative dividends on shares of AMPS and shares of Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C)

any Additional Dividend required to be paid under paragraph 2(e) below on or before the date of such declaration or payment has been paid and (D) the

Corporation has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained herein.


     e.   Each dividend shall consist of (i) cash at the Applicable Rate, (ii)

an uncertificated right (a "Right") to receive an Additional Dividend (as defined below), and (iii) any additional amounts as set forth in paragraph

2(f) below. Each Right shall thereafter be independent of the share or shares of AMPS on which the dividend was paid. The Corporation shall cause to be maintained a record of each Right received by the respective Holders. A Right may not be transferred other than by operation of law. If the Corporation retroactively allocates any net capital gains or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described in paragraph 2(f) hereof solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Corporation (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Corporation will, within 90 days (and generally within 60 days) after the end of the Corporation's fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of a Right applicable to such shares of AMPS (initially Cede & Co. as nominee of the Depository Trust

Company) during such fiscal year at such holder's address as the same appears or last appeared on the Stock Books of the Corporation. The Corporation will,

within 30 days after such notice is given to the Auction Agent, pay to the

Auction Agent (who will then distribute to such holders of Rights), out of funds legally available therefor, an amount equal to the aggregate Additional

Dividend with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.


     An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars from the aggregate of both the Retroactive Taxable Allocations and the

Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate

Retroactive Taxable Allocations would have been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i)

without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Corporation; and (iii)

assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (x) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution

(including any surtax); or (y) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (x) and (y)

the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets).


     f.   Except as provided below, whenever the Corporation intends to include any net capital gains or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Corporation will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. The Corporation may also include such income in a dividend on shares of a series of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income was a Retroactive Taxable Allocation and the additional amount was an

Additional Dividend, provided that the Corporation will notify the Auction

Agent of the additional amounts to be included in such dividend at least five

Business Days prior to the applicable Dividend Payment Date.


     g.   No fractional shares of AMPS shall be issued.


     3.   Liquidation Rights. Upon any liquidation, dissolution or winding up
          ------------------
of the Corporation, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Corporation available for distribution to shareholders, before any distribution or payment is made upon any Common Stock or any other capital stock ranking junior in right of payment upon liquidation to the AMPS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to date of distribution, and after such payment the holders of AMPS will be entitled to no other payments other than Additional Dividends as provided in paragraph

2(e) hereof. If upon any liquidation, dissolution or winding up of the

Corporation, the amounts payable with respect to the AMPS and any other

Outstanding class or series of Preferred Stock of the Corporation ranking on a parity with the AMPS as to payment upon liquidation are not paid in full, the

Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the

Corporation except for any Additional Dividends. A consolidation, merger or statutory share exchange of the Corporation with or into any other corporation or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the

Corporation shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation.


     4.   Redemption. a. Shares of AMPS shall be redeemable by the Corporation
          ----------

as provided below:


          (1)  To the extent permitted under the 1940 Act and Maryland law,

          upon giving a Notice of Redemption, the Corporation at its option may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Corporation during (i) the Initial

          Dividend Period with respect to a series of shares or (ii) a

          Non-Call Period to which such share is subject. In addition, holders of AMPS which are redeemed shall be entitled to receive Additional

          Dividends to the extent provided herein. The Corporation may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Corporation has available Deposit

          Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of AMPS on such redemption date.


          (2)  The Corporation shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of

          AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Corporation fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS

          Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act AMPS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the AMPS Basic Maintenance Cure

          Date or the 1940 Act Cure Date (herein collectively referred to as a

          "Cure Date"), as the case may be. In addition, holders of AMPS so redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The number of shares of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of

          AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement,

          would result in the Corporation having S&P Eligible Assets and

          Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of AMPS and shares of other Preferred Stock the redemption of which would have such result, all shares of AMPS and shares of other Preferred Stock then Outstanding shall be redeemed),

          and (ii) the maximum number of shares of AMPS, together with all shares of other Preferred Stock subject to redemption or retirement,

          that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Corporation shall allocate the number required to be redeemed which would result in the Corporation having S&P Eligible

          Assets and Moody's Eligible Assets each with an aggregate Discounted

          Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS of all series, Other AMPS and other Preferred Stock subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of AMPS which may not be redeemed at the option of the

          Corporation due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Corporation shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other Preferred Stock which are subject to mandatory redemption or the Corporation otherwise is unable to effect such redemption on or prior to 35 days after such

          Cure Date, the Corporation shall redeem those shares of AMPS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.


     b.   Notwithstanding any other provision of this paragraph 4, no shares of AMPS may be redeemed pursuant to paragraph 4(a)(i) of these Articles

Supplementary (i) unless all dividends in arrears on all remaining outstanding shares of Parity Stock shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Corporation's failure to maintain Moody's Eligible Assets or S&P

Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount. In the event that less than all the outstanding shares of a series of AMPS are to be redeemed and there is more than one Holder, the shares of that series of AMPS to be redeemed shall be selected by lot or such other method as the Corporation shall deem fair and equitable.


     c.   Whenever shares of AMPS are to be redeemed, the Corporation, not less than 17 nor more than 30 days prior to the date fixed for redemption,

shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of AMPS to be redeemed and to the Auction

Agent. The Corporation shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The

Notice of Redemption shall set forth (i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of AMPS of such series to be redeemed, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date (except that holders may be entitled to

Additional Dividends) and (vi) the provision of these Articles Supplementary pursuant to which such shares are being redeemed. No defect in the Notice of

Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.


     If the Notice of Redemption shall have been given as aforesaid and,

concurrently or thereafter, the Corporation shall have deposited in trust with the Auction Agent, or segregated in an account at the Corporation's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of

S&P an S&P Exposure Period of 22 Business Days) equal to the redemption payment for the shares of AMPS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the

Corporation shall default in making the redemption payment), all rights of the

Holders of such shares as shareholders of the Corporation by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof and any Additional Dividends,

but without interest), and such shares shall no longer be deemed outstanding.

The Corporation shall be entitled to receive, from time to time, from the

Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares, so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the

Corporation such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the

Corporation for the redemption payment.


     5.   Voting Rights. a. General. Except as otherwise provided in the
          -------------     -------
Charter or By-Laws, each Holder of shares of AMPS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Corporation, and the holders of outstanding shares of Preferred Stock,

including AMPS, and of shares of Common Stock shall vote together as a single class; provided that, at any meeting of the shareholders of the Corporation held for the election of directors, the holders of outstanding shares of

Preferred Stock, including AMPS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, to elect two directors of the Corporation. Subject to paragraph 5(b) hereof, the holders of outstanding shares of capital stock of the Corporation, including the holders of outstanding shares of Preferred

Stock, including AMPS, voting as a single class, shall elect the balance of the directors.


     b.   Right to Elect Majority of Board of Directors. During any period in
          ---------------------------------------------

which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, would constitute a majority of the

Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock shall be entitled, voting separately as one class

(to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:


          (1)  if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding shares of AMPS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or


          (2)  if at any time holders of any other shares of Preferred Stock are entitled to elect a majority of the directors of the Corporation under the 1940 Act.


     Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b).


     c.   Right to Vote with Respect to Certain Other Matters. So long as any
          ---------------------------------------------------

shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock

Outstanding at the time, voting separately as one class: (i) authorize, create or issue (other than with respect to the issuance of the AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of the AMPS authorized hereby),

any class or series of stock ranking prior to or on a parity with any series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise,

so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of

AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time

(each such adversely affected series voting separately as a class). The

Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization

(including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940

Act. The class vote of holders of shares of Preferred Stock, including AMPS,

described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock,

including AMPS, voting together as a single class necessary to authorize the action in question.


     d.   Voting Procedures.
          ------------------

          (1)  As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in paragraph 5(b) above, the Corporation shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Corporation does not call such a special meeting, it may be called by any such holder on like notice.

          The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.


          (2)  For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Articles

          Supplementary, by the other provisions of the Charter, by statute or otherwise, a share of AMPS which is not Outstanding shall not be counted.


          (3)  The terms of office of all persons who are directors of the

          Corporation at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue,

          notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the

          Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and

          Preferred Stock, shall constitute the duly elected directors of the

          Corporation.


          (4)  Simultaneously with the expiration of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to paragraph 5(b)

          above shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of the Holders and such other holders to elect additional directors pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).


     e.   Exclusive Remedy. Unless otherwise required by law, the Holders of
          ----------------

shares of AMPS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of AMPS shall have no preemptive rights or rights to cumulative voting. In the event that the

Corporation fails to pay any dividends on the shares of AMPS, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this paragraph 5.


     f.   Notification to S&P and Moody's. In the event a vote of Holders of
          -------------------------------

AMPS is required pursuant to the provisions of Section 13(a) of the 1940 Act,

the Corporation shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P and Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify S&P and Moody's of the result of such vote.


     6.   1940 Act AMPS Asset Coverage. The Corporation shall maintain, as of
          ----------------------------

the last Business Day of each month in which any share of AMPS is outstanding,

the 1940 Act AMPS Asset Coverage.


     7.   AMPS Basic Maintenance Amount. a. The Corporation shall maintain, on
          -----------------------------

each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance

Amount and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount. Upon any failure to maintain the required Discounted Value, the Corporation will use its best efforts to alter the composition of its portfolio to reattain a Discounted

Value at least equal to the AMPS Basic Maintenance Amount on or prior to the

AMPS Basic Maintenance Cure Date.


     b.   On or before 5:00 p.m., New York City time, on the third Business

Day after a Valuation Date on which the Corporation fails to satisfy the AMPS

Basic Maintenance Amount, the Corporation shall complete and deliver to the

Auction Agent, and Moody's and S&P, as the case may be, a complete AMPS Basic

Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Corporation mails to the Auction Agent for delivery on the next

Business Day the complete AMPS Basic Maintenance Report. The Corporation will deliver an AMPS Basic Maintenance Report to the Auction Agent and Moody's and

S&P, as the case may be, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Corporation cures its failure to maintain Moody's Eligible Assets or S&P Eligible Assets, as the

case may be, with an aggregate Discounted Value equal to or greater than the

AMPS Basic Maintenance Amount or on which the Corporation fails to maintain

Moody's Eligible Assets or S&P Eligible Assets, as the case may be, with an aggregate Discounted Value which exceeds the AMPS Basic Maintenance Amount by

5% or more. The Corporation will also deliver an AMPS Basic Maintenance Report to the Auction Agent, Moody's and S&P as of each Quarterly Valuation Date on or before the third Business Day after such date. Additionally, on or before

5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Corporation will deliver an AMPS Basic

Maintenance Report to S&P and the Auction Agent. The Corporation shall also provide Moody's and S&P with an AMPS Basic Maintenance Report when specifically requested by either Moody's or S&P. A failure by the Corporation to deliver an AMPS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an AMPS Basic Maintenance Report indicating the

Discounted Value for S&P Eligible Assets and Moody's Eligible Assets of the

Corporation is less than the AMPS Basic Maintenance Amount, as of the relevant

Valuation Date.


     c.   Within ten Business Days after the date of delivery of an AMPS Basic

Maintenance Report in accordance with paragraph 7(b) above relating to a

Quarterly Valuation Date, the Independent Accountant will confirm in writing to the Auction Agent, S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report (and in any other AMPS Basic Maintenance

Report, randomly selected by the Independent Accountant, that was delivered by the Corporation during the quarter ending on such Quarterly Valuation Date),

(ii) that, in such Report (and in such randomly selected Report), the

Corporation correctly determined the assets of the Corporation which constitute S&P Eligible Assets or Moody's Eligible Assets, as the case may be,

at such Quarterly Valuation Date in accordance with these Articles

Supplementary, (iii) that, in such Report (and in such randomly selected

Report), the Corporation determined whether the Corporation had, at such

Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Articles Supplementary, S&P Eligible

Assets of an aggregate Discounted Value at least equal to the AMPS Basic

Maintenance Amount and Moody's Eligible Assets of an aggregate Discounted

Value at least equal to the AMPS Basic Maintenance Amount, (iv) with respect to the S&P ratings on Municipal Bonds, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that

S&P verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on Municipal Bonds, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences), (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value)

provided by the custodian of the Corporation's assets to the Corporation for purposes of valuing securities in the Corporation's portfolio, the Independent

Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Corporation and verified that such information agrees (in the event such information does not agree, the

Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the

Corporation has satisfied the requirements of paragraph 9(b) of these Articles

Supplementary (such confirmation is herein called the "Accountant's

Confirmation").


     d.   Within ten Business Days after the date of delivery to the Auction

Agent, S&P and Moody's of an AMPS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Corporation failed to maintain S&P Eligible Assets with an aggregate Discounted Value and

Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and relating to the AMPS Basic

Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, S&P and Moody's an Accountant's

Confirmation as to such AMPS Basic Maintenance Report.


     e.   If any Accountant's Confirmation delivered pursuant to subparagraph

(c) or (d) of this paragraph 7 shows that an error was made in the AMPS Basic

Maintenance Report for a particular Valuation Date for which such Accountant's

Confirmation as required to be delivered, or shows that a lower aggregate

Discounted Value for the aggregate of all S&P Eligible Assets or Moody's

Eligible Assets, as the case may be, of the Corporation was determined by the

Independent Accountant, the calculation or determination made by such

Independent Accountant shall be final and conclusive and shall be binding on the Corporation, and the Corporation shall accordingly amend and deliver the

AMPS Basic Maintenance Report to the Auction Agent, S&P and Moody's promptly following receipt by the Corporation of such Accountant's Confirmation.


     f.   On or before 5:00 p.m., New York City time, on the first Business

Day after the Date of Original Issue of the shares of AMPS, the Corporation will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five

Business Days of such Date of Original Issue, the Independent Accountant will confirm in writing to S&P and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted

Value of S&P Eligible Assets and the aggregate Discounted Value of Moody's

Eligible Assets reflected thereon equals or exceeds the AMPS Basic Maintenance

Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Stock are repurchased by the

Corporation, the Corporation will complete and deliver to S&P and Moody's an

AMPS Basic Maintenance Report as of the close of business on such date that

Common Stock is repurchased.


     g.   For so long as the shares of AMPS are rated by S&P and Moody's, as of the termination of a tender offer by the Corporation for shares of the

Common Stock, the Corporation shall have S&P Eligible Assets and Moody's

Eligible Assets having an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount calculated as if the shares of Common Stock so tendered had been accepted for repurchase by the Corporation.


     h.   For so long as shares of AMPS are rated by Moody's, in managing the

Corporation's portfolio, the Adviser will not alter the composition of the

Corporation's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to have

Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance

Amount as of such Valuation Date; provided, however, that in the event that,

as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the

Corporation's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS

Basic Maintenance Amount.


     8.   Certain Other Restrictions and Requirements.
          --------------------------------------------

     a.   For so long as any shares of AMPS are rated by S&P, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Corporation may purchase or sell futures contracts based on the Bond Buyer

Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds

or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:


          (1)  the Corporation will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Corporation by the Corporation's taking an opposite position thereto ("Closing

          Transactions")), which would cause the Corporation at the time of such transaction to own or have sold the least of (A) more than

          1,000 outstanding futures contracts based on the Municipal Index,

          (B) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the

          Corporation's total assets divided by $100,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number

          10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
                                          -----------------------


          (2)  the Corporation will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Corporation at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25%

          of the quotient of the Market Value of the Corporation's total assets divided by $100,000 or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;
                      -----------------------


          (3)  the Corporation will engage in Closing Transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (A) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS

          Basic Maintenance Amount on two consecutive Valuation Dates and (B)

          the Corporation is required to pay Variation Margin on the second such Valuation Date;


          (4)  the Corporation will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Corporation holds the securities deliverable under such terms; and


          (5)  when the Corporation writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or short-term, fixed-income securities in a segregated account with the Corporation's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Corporation's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.


     For purposes of determining whether the Corporation has S&P Eligible

Assets with a Discounted Value that equals or exceeds the AMPS Basic

Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate

Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to

(i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Corporation plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Corporation.


     b.   For so long as any shares of AMPS are rated by Moody's, the

Corporation will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Corporation may purchase or sell exchange-traded futures contracts based on the Municipal Index or Treasury Bonds and purchase,

write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts

(collectively, "Moody's Hedging Transactions"), subject to the following limitations:


          (1)  the Corporation will not engage in any Moody's Hedging

          Transaction based on the Municipal Index (other than Closing

          Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal

          Index in the 30 days preceding the time of effecting such

          transaction as reported by The Wall Street Journal or (B)
                                     -----------------------

          outstanding futures contracts based on the Municipal Index having a

          Market Value exceeding the Market Value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Corporation (other than Moody's Eligible Assets already subject to a Moody's Hedging

          Transaction);


          (2)  the Corporation will not engage in any Moody's Hedging

          Transaction based on Treasury Bonds (other than Closing

          Transactions) which would cause the Corporation at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding

          40% of the aggregate Market Value of Moody's Eligible Assets owned by the Corporation and rated Aa by Moody's (or, if not rated by

          Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate Market

          Value exceeding 80% of the aggregate Market Value of all Municipal

          Bonds constituting Moody's Eligible Assets owned by the Corporation

          (other than Moody's Eligible Assets already subject to a Moody's

          Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Corporation shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Corporation);


          (3)  the Corporation will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by

          The Wall Street Journal is less than 5,000;
          -----------------------


          (4)  the Corporation will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth

          Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;


          (5)  the Corporation will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;


          (6)  the Corporation will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and


          (7)  the Corporation will not enter into an option or futures transaction unless, after giving effect thereto, the Corporation would continue to have Moody's Eligible Assets with an aggregate

          Discounted Value equal to or greater than the AMPS Basic Maintenance

          Amount.


     For purposes of determining whether the Corporation has Moody's Eligible

Assets with an aggregate Discounted Value that equals or exceeds the AMPS

Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets

which the Corporation is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Corporation which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (a) Discounted

Value and (b) the exercise price of the call option written by the

Corporation; (ii) assets subject to call options written by the Corporation not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Corporation shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of

(A) settlement price and (B) the Discounted Value of the subject security,

provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Corporation is the seller the contract may be valued at the settlement price and where the Corporation is the buyer the contract may be valued at the Discounted Value of the subject securities and

(v) where delivery may be made to the Corporation with any security of a class of securities, the Corporation shall assume that it will take delivery of the security with the lowest Discounted Value.


     For purposes of determining whether the Corporation has Moody's Eligible

Assets with an aggregate Discounted Value that equals or exceeds the AMPS

Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the

Corporation: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Corporation is the seller under a futures contract, 10% of the settlement price of the futures contract; (iv) where the Corporation is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract; (v) the settlement price of the underlying futures contract if the

Corporation writes put options on a futures contract; and (vi) 105% of the

Market Value of the underlying futures contracts if the Corporation writes call options on a futures contract and does not own the underlying contract.


     c.   For so long as any shares of AMPS are rated by Moody's, the

Corporation will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under paragraph 8(b) of these Articles Supplementary), except that the

Corporation may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:


          (1)  the Corporation will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Corporation's obligations under any Forward Commitment to which it is from time to time a party; and


          (2)  the Corporation will not enter into a Forward Commitment unless, after giving effect thereto the Corporation would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.


     For purposes of determining whether the Corporation has Moody's Eligible

Assets with an aggregate Discounted Value that equals or exceeds the AMPS

Basic Maintenance Amount, the Discounted Value of all Forward Commitments to

which the Corporation is a party and of all securities deliverable to the

Corporation pursuant to such Forward Commitments shall be zero.


     d.   For so long as shares of AMPS are rated by S&P or Moody's, the

Corporation will not, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to shares of AMPS by S&P and/or Moody's, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market

Value of the Corporation's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and

S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii)

engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Corporation, (v) reissue any

AMPS previously purchased or redeemed by the Corporation, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the

Pricing Service or (viii) engage in reverse repurchase agreements.

Furthermore, for so long as the shares of AMPS are rated by S&P and Moody's,

at the time the Corporation accepts shares of Common Stock for repurchase in a tender offer, it shall have Deposit Securities maturing, or the irrevocable sale of which are due for settlement with a counterparty rated A-1 or better in the case of S&P and P-1 or better in the case of Moody's, within three

Business Days of such date of acceptance in an amount at least equal to the shares of Common Stock accepted for repurchase in such tender offer; otherwise the Corporation will not accept such shares for repurchase. Also, for so long as the shares of AMPS are rated by S&P and Moody's, the Corporation will provide, within five Business Days after the end of each calendar month, a report to S&P and Moody's as to the number and dollar amount of shares of

Common Stock sold including shares sold pursuant to reinvestment of dividends and the number, dollar amount and repurchase price of shares of Common Stock repurchased pursuant to a tender offer. Such report also shall provide the names of any counterparties to which Deposit Securities were sold in conjunction with the satisfaction of the requirement of having Deposit

Securities when the Corporation accepts shares of Common Stock in a tender offer as set forth above. For so long as the shares of AMPS are rated by S&P and Moody's, the Corporation will provide notice to S&P and Moody's of the cancellation of any tender offers for its Common Stock within three Business

Days of such cancellation.


     9.   Notice. All notices or communications, unless otherwise specified in
          ------
the By-Laws of the Corporation or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.


     10.  Auction Procedures. a. Certain definitions. As used in this
          ------------------     -------------------

paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:


          (1)  "AMPS" means the shares of AMPS being auctioned pursuant to this paragraph 10.


          (2)  "Auction Date" means the first Business Day preceding the first day of a Dividend Period.


          (3)  "Available AMPS" has the meaning specified in paragraph

          10(d)(i) below.


          (4)  "Bid" has the meaning specified in paragraph 10(b)(i) below.


          (5)  "Bidder" has the meaning specified in paragraph 10(b)(i) below.


          (6)  "Hold Order" has the meaning specified in paragraph 10(b)(i)

          below.


          (7)  "Maximum Applicable Rate" for any Dividend Period will be the

          Applicable Percentage of the Reference Rate. The Applicable

          Percentage will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a

          Substitute Rating Agency or two Substitute Rating Agencies or, in

          the event that only one such rating shall be available, such rating)

          and (ii) whether the Corporation has provided notification to the

          Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS as follows:


                   Credit Ratings               Applicable         Applicable
                                              Percentage of      Percentage of
----------------------------------------     Reference Rate -       Reference
      Moody's                S&P            No Notification       Notification
-------------------   ------------------  --------------------  ---------------

"aa3" or higher       AA- or higher               110%                150%
"a3" to "a1"          A- to A+                    125%                160%
"baa3" to "baa1"      BBB- to BBB+                150%                250%
Below "baa3"          Below BBB-                  200%                275%


     The Corporation shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for each series of AMPS. If either S&P or

Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith

Incorporated or its affiliates and successors, after consultation with the

Corporation, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.


          (8)  "Order" has the meaning specified in paragraph 10(b)(i) below.


          (9)  "Sell Order" has the meaning specified in paragraph 10(b)(i)

          below.


          (10) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all orders obtained by it for the Auction to be conducted on such

          Auction Date.


          (11) "Submitted Bid" has the meaning specified in paragraph 10(d)(i)

          below.


          (12) "Submitted Hold Order" has the meaning specified in paragraph

          10(d)(i) below.


          (13) "Submitted Order" has the meaning specified in paragraph

          10(d)(i) below.


          (14) "Submitted Sell Order" has the meaning specified in paragraph

          10(d)(i) below.


          (15) "Sufficient Clearing Bids" has the meaning specified in paragraph 10(d)(i) below.


          (16) "Winning Bid Rate" has the meaning specified in paragraph

          10(d)(i) below.


     b.   Orders by Beneficial Owners, Potential Beneficial Owners, Existing

Holders and Potential Holders.


          (1)  Unless otherwise permitted by the Corporation, Beneficial

Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners

to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial

Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a

Potential Beneficial Owner and therefore participate in an Auction as an

Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:


          (i)  each Beneficial Owner may submit to its Broker-Dealer information as to:


               i.   the number of Outstanding shares, if any, of AMPS held by

          such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;


               ii.  the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or


               iii. the number of Outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding

          Dividend Period; and


          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners,

          including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such

          Potential Beneficial Owner.


         For the purposes hereof, the communication by a Beneficial Owner or

Potential Beneficial Owner to a Broker-Dealer, or the communication by a

Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential

Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an

Order containing the information referred to in clause (A)(1) of this paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph

10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a

Broker-Dealer participates in an Auction as an Existing Holder or a Potential

Holder only to represent the interests of a Beneficial Owner or Potential

Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential

Holders also applies to the underlying beneficial ownership interests represented thereby.


               (ii) (A) A Bid by an Existing Holder shall constitute an

          irrevocable offer to sell:


          (1)  the number of Outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or


          (2)  such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(i)(D) if the

          Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or


          (3)  a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and

          Sufficient Clearing Bids do not exist.


               (B)  A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:


          (1)  the number of Outstanding shares of AMPS specified in such Sell

          Order; or


          (2)  such number or a lesser number of Outstanding shares of AMPS to be determined as set forth in paragraph 10(e)(ii)(C) if Sufficient

          Clearing Bids do not exist.


               (C)  A Bid by a Potential Holder shall constitute an

          irrevocable offer to purchase:


                         (1) the number of Outstanding shares of AMPS

               specified in such Bid if the Applicable Rate determined on such

               Auction Date shall be higher than the rate per annum specified in such Bid; or


                         (2) such number or a lesser number of Outstanding

               shares of AMPS to be determined as set forth in paragraph

               10(e)(i)(E) if the Applicable Rate determined on such Auction

               Date shall be equal to the rate per annum specified therein.


               (c)  Submission of Orders by Broker-Dealers to Auction Agent.


     (i)  Each Broker-Dealer shall submit in writing or through the Auction

Agent's Auction Processing System to the Auction Agent prior to the Submission

Deadline on each Auction Date all Orders obtained by such Broker-Dealer,

designating itself (unless otherwise permitted by the Corporation) as an

Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:


     (A) the name of the Bidder placing such Order (which shall be the

     Broker-Dealer unless otherwise permitted by the Corporation);


     (B) the aggregate number of Outstanding shares of AMPS that are the subject of such Order;


     (C) to the extent that such Bidder is an Existing Holder:


               (1) the number of Outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;


               (2) the number of Outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and


               (3) the number of Outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and


     (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.


     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.


     (iii) If an Order or Orders covering all of the Outstanding shares of

AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special

Dividend Period) and a Sell Order (in the case of an Auction relating to a

Special Dividend Period) to have been submitted on behalf of such Existing

Holder covering the number of Outstanding shares of AMPS held by such Existing

Holder and not subject to Orders submitted to the Auction Agent.


     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of AMPS held by such

Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:


     (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of

     AMPS held by such Existing Holder; provided that if more than one Hold

     Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of

     Outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of AMPS held by such Existing Holder;


     (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing

     Holder, up to and including the excess of the number of Outstanding shares of AMPS held by such Existing Holder over the number of shares of

     AMPS subject to any Hold Order referred to in paragraph 10(c)(iv)(A)

     above (and if more than one Bid submitted on behalf of such Existing

     Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 10(c)(iv)(A) above and of the foregoing portion of this paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate,

     cover exactly such remaining number of shares); and the number of shares,

     if any, subject to Bids not valid under this paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and


     (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of AMPS held by such Existing

     Holder over the number of shares of AMPS subject to Hold Orders referred to in paragraph 10(c)(iv)(A) and Bids referred to in paragraph

     10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of

     AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.


     (v) If more than one Bid is submitted on behalf of any Potential Holder,

each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS specified.


     (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial

Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.


     (d) Determination of Sufficient Clearing Bids, Winning Bid


Rate and Applicable Rate.
-------------------------

     (i) Not earlier than the Submission Deadline on each Auction Date, the

Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a

Broker-Dealer being hereinafter referred to individually as a "Submitted Hold

Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:


     (A) the excess of the total number of Outstanding shares of AMPS over the number of Outstanding shares of AMPS that are the subject of Submitted

     Hold Orders (such excess being hereinafter referred to as the "Available

     AMPS");


     (B) from the Submitted Orders whether the number of Outstanding shares of

     AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum

     Applicable Rate exceeds or is equal to the sum of:


          (1) the number of Outstanding shares of AMPS that are the subject of

     Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and


          (2) the number of Outstanding shares of AMPS that are subject to

     Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of AMPS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of

     AMPS are the subject of Submitted Hold Orders), such Submitted Bids by

     Potential Holders being hereinafter referred to collectively as

     "Sufficient Clearing Bids"); and


     (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:


          (1) each Submitted Bid from Existing Holders specifying the Winning

     Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such

     Submitted Bids, and


          (2) each Submitted Bid from Potential Holders specifying the Winning

     Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted

     Bids,


would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the

Available AMPS.


     (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 10(d)(i), the Auction Agent shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the

Applicable Rate for the next succeeding Dividend Period as follows:


     (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;


     (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of AMPS are the subject of Submitted Hold Orders),

     that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or


     (C) if all of the Outstanding shares of AMPS are the subject of Submitted

     Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend

     Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the

     Corporation has provided notification to the Auction Agent prior to the

     Auction establishing the Applicable Rate for any dividend pursuant to paragraph 2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of AMPS) on the date of the

     Auction.


     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
         --------------------------------------------------------------------

and Allocation of Shares. Based on the determinations made pursuant to
------------------------

paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:


     (i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 10(e)(iii) and paragraph 10(e)(iv), Submitted Bids and Submitted

Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:


     (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of

     AMPS that are the subject of such Submitted Sell Order or Submitted Bid;


     (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid;


     (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;


     (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of Outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of AMPS

     ("Remaining Shares") equal to the excess of the Available AMPS over the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 10(e)(i)(B) and paragraph 10(e)(i)(C), in which event the

     Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of

     AMPS, but only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Existing

     Holders that specified a rate per annum equal to the Winning Bid Rate;

     and


     (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 10(e)(i)(B), paragraph 10(e)(i)(C) and paragraph

     10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.


     (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of AMPS are subject to Submitted Hold Orders),

subject to the provisions of paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:


     (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the

     Outstanding shares of AMPS that are the subject of such Submitted Bid;


     (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the

     Outstanding shares of AMPS that are the subject of such Submitted Bid;

     and


     (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted,

     in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the

     Available AMPS and the aggregate number of Outstanding shares of AMPS subject to Submitted Bids described in paragraph 10(e)(ii)(A) and paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.


     (iii) If, as a result of the procedures described in paragraph 10(e)(i)

or paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or

Potential Holder on such Auction Date so that each Outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction

Date shall be a whole share of AMPS.


     (iv) If, as a result of the procedures described in paragraph 10(e)(i),

any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.


     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell

Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of AMPS to be purchased and the aggregate number of the Outstanding shares of AMPS to be sold by such Potential Holders and

Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or

Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of AMPS.


     (f) Miscellaneous. The Corporation may interpret the provisions of this
         -------------

paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of

AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial

Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent

Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial

Owner's beneficial ownership. Neither the Corporation nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of AMPS to any Person other than the Corporation. All of the Outstanding shares of AMPS of a series shall be represented by one or more certificates registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities

Depository, at the Corporation's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock

Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.


     11. Securities Depository; Stock Certificates. (a) If there is a
         -----------------------------------------

Securities Depository, one or more certificates for all of the shares of AMPS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of AMPS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of AMPS contained in these

Articles Supplementary. Unless the Corporation shall have elected, during a

Non-Payment Period, to waive this requirement, the Corporation will also issue stop-transfer instructions to the Auction Agent for the shares of AMPS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.


     (b) If the Applicable Rate applicable to all shares of AMPS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the

Corporation may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 11(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 11(a) with respect to such shares.






     IN WITNESS WHEREOF, MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. has caused these presents to be signed in its name and on its behalf by a duly authorized officer, and its corporate seal to be hereunto affixed and attested by its Secretary, and the said officers of the Corporation further acknowledge said instrument to be the corporate act of the Corporation, and state under the penalties of perjury that to the best of their knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all on February , 1996.

                                            MERRILL LYNCH MUNICIPAL STRATEGY
                                                      FUND, INC.


                                            By: ________________________
                                                Vincent R. Giordano
                                                Senior Vice President


Attest:


--------------------
Mark B. Goldfus
Secretary